UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-7987

Dean Family of Funds

(Exact name of registrant as specified in charter)

2480 Kettering Tower

Dayton, OH	45423
(Address of principal executive offices)	(Zip code)

Freddie Jacobs

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Registrant's telephone number, including area code:	800-327-3656

Date of fiscal year end:	3/31

Date of reporting period:	3/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s 2006 Annual Report is filed herewith.

CHAIRMAN AND PRESIDENT’S LETTER

To Investors in the Dean Family of Funds:

Thank you for choosing the Dean Family of Funds to help you achieve your investment objectives. We value your business and the trust you have placed in us.

We believe that high quality value equities managed in a conservative, well-diversified portfolio will outperform the market over the long term and provide attractive risk adjusted returns for our clients.

Following this letter are individual reports from our Portfolio Management Team that provide insights into our investment discipline and holdings for each of our Dean Funds.

Dennis D. Dean	Stephen M. Miller
Chairman of the Board and Chief Executive Officer	President
C.H. Dean & Associates, Inc.	Dean Family of Funds

DEAN LARGE CAP VALUE FUND

Performance Review

The Dean Large Cap Value Fund’s Class A shares generated an 11.98% return for the year ended March 31, 2006. Over the same period, the Fund’s benchmark, the Russell 1000 Value Index, gained 13.31%.

This period extended a well-established, now multi-year rally in equities as gains were registered in each of its four quarters. Despite a meaningful, but temporary setback to activity from hurricanes, dramatic increases in energy prices to record levels and action by the monetary authorities to steadily raise interest rates to more normalized levels, the resilience and broad-based strength of the economy led to sustained substantial growth in corporate profits. This growth and apparent prospects of its continuation led investors to bid up equity prices generally. Notably, the first quarter of 2006 was the strongest quarter of the period and all of the major indexes and the average stock appreciated meaningfully. In both the quarter and the trailing twelve months, the Fund lagged its benchmark. However, the consistently stellar performance of energy and commodity oriented issues generally made it difficult to surpass the benchmark’s showing. The Fund’s underweighting in the energy sector as well as adverse performances by Marsh & McLennan and TXU Corp. in the opening quarter of 2006 and Pfizer and IBM in 2005 were instrumental in the Fund’s more modest appreciation versus the benchmark. However, the Fund did generate solid overall gains resulting from appreciation in the majority of its holdings. The Fund benefited from energy’s performance in the first quarter of 2006, specifically from substantial gains in both Weatherford International and Noble Corporation. Of additional assistance was significant appreciation of Motorola, Toyota Motor and Norfolk Southern in 2005 as these firms posted superior profitability in generating far above average earnings.

Outlook

Our philosophy on equity investment is unaltered: we continue to construct conservative equity portfolios rooted in a value investment orientation. While we continue to identify appropriate equity investments for the Fund, the duration of the current upward move in the stock market intensifies the need for a discriminating eye. As always, all stocks are added to the Fund only after thorough fundamental analysis designed to identify investments to perform regardless of market conditions. Be assured we remain committed to our disciplined opportunistic value approach to buying stocks. Additionally, we are convinced of the appropriateness of our multi-faceted approach to valuing stocks with diversification across both the value spectrum and across economic sectors. We are confident that our approach will produce and sustain long-term investment success since we are consistent in the process of opportunistically buying financially strong companies with a catalyst for growth below intrinsic value.

DEAN SMALL CAP VALUE FUND

Performance Review

The year ended March 31, 2006 was another strong performance year for Small Cap Value investors. It turned out to be another year filled with conflicting data, wide fluctuations in oil prices and soaring commodity prices.

For the fiscal year ended March 31, 2006, the return for the Dean Small Cap Value Fund’s class A shares was 18.22%. The Russell 2000 Value Index returned 23.77% for this same period.  Most of the Fund’s yearly return was gained in the first quarter of 2006.  Otherwise, performance experienced fairly uneventful, though steady, appreciation over the twelve month period.

Interest rate moves by the Fed and oil prices were the overriding market influences this year. As oil prices rose, consumer stocks trended lower while commodity related and airline stocks seemed to benefit.

Staying with our opportunistic style of focusing on industry leaders, strong financial characteristics and investing below intrinsic value proved to be effective in defending in the market downdrafts while keeping pace in the up-trends.

The companies enabling our portfolios to outperform in the year past were not found concentrated in any one industry or sector.  In fact, we had big winners and disappointments in every sector.  Our biggest winners were in the industrial and commodity related areas: Terex, Emcor and Coeur d’ Alene Mines. (Terex and Emcor both more than doubling in the year.)  Other companies that exceeded our expectations included Amor Holdings, Hibbitt and Cymer, each in differing sectors of the market.  We kept pace with energy sector by holding winners like Tidewater, Rowen and Forest Oil.

Small cap performance was hurt by economic trends of higher interest rates and the soaring price of gasoline, putting the consumer in a weaker position. Examples of companies impacted negatively and affecting fund performance include La-Z-Boy and Sharper Image. Additionally, some stocks were indirectly affected on the downside by these trends, including media and entertainment companies like Movie Gallery, Citadel and Gray Television.

Outlook

Our philosophy on investing remains the same: invest below intrinsic value and provide competitive returns with lower volatility.  In the year ahead, our disciplined, opportunistic value approach to buying leaders in their industries at the right price with an identifiable catalyst should continue to serve our clients well.  More importantly, our multi-faceted approach to valuing stocks, being diversified across the value spectrum as well as diversified across economic sectors should give our performance a smoother ride than typically is found in Small Cap value portfolios.  Each stock we add to the portfolio undergoes rigorous, organic fundamental analysis and is anticipated to outperform regardless of market conditions.

DEAN BALANCED FUND

Performance Review

The Dean Balanced Fund’s Class A shares generated an 8.46% return for the year ended March 31, 2006. Over the same period, its equity benchmark, the Russell 1000 Value Index, gained 13.31% and the Lehman Brothers Intermediate Corporate/Government Bond Index posted a return of 2.07%. The blended benchmark of 60% equity and 40% fixed returned 8.8% during the comparable period.

This period extended a well-established, now multi-year rally in equities as gains were registered in each of its four quarters. Despite a meaningful, but temporary setback to activity from hurricanes, dramatic increases in energy prices to record levels and action by the monetary authorities to steadily raise interest rates to more normalized levels, the resilience and broad-based strength of the economy led to sustained substantial growth in corporate profits. This growth and apparent prospects of its continuation led investors to bid up equity prices generally. Notably, the first quarter of 2006 was the strongest quarter of the period and all of the major indexes and the average stock appreciated meaningfully. In both the quarter and the trailing twelve months, the Fund lagged its benchmark. However, the consistently stellar performance of energy and commodity oriented issues generally made it difficult to surpass the benchmark’s showing. The Fund’s underweighting in the energy sector as well as adverse performances by Marsh & McLennan and TXU Corp. in the opening quarter of 2006 and Pfizer and IBM in 2005 were instrumental in the Fund’s more modest appreciation versus the benchmark. However, the Fund did generate solid overall gains resulting from appreciation in the majority of its holdings. The Fund benefited from energy’s performance in the first quarter of 2006, specifically from substantial gains in both Weatherford International and Noble Corporation. Of additional assistance was significant appreciation of Motorola, Toyota Motor and Norfolk Southern in 2005 as these firms posted superior profitability in generating far above average earnings.

In the period, fixed income markets were volatile and difficult. For much of the time the Fed continued to raise short-term rates while longer term rates fluctuated within a limited range. Consequently, the yield curve flattened and even had several instances of inversion. Only late in the first quarter of 2006 following more hawkish than anticipated comments from the new Federal Reserve Chairman’s first session of the Open Market Committee and some general concern about inflation, did longer term rates break out of this trading range. While exiting the period with a relatively flat term structure, rates were readily on their way upward and reached levels not seen in nearly two years (the ten year Treasury Note ended the period at about 4.9%, for example). The fixed income component of the Dean Balanced Fund performed to expectations primarily due to an average duration that was less than the benchmark. Generally, given the difficult nature of investment in fixed income securities during the period, the shorter duration of fixed income securities held by the Fund relative to the benchmark’s duration moderated the volatility of the portfolio. Further, while our approach to these investments allowed us to capitalize on anticipated opportunities that interest rate developments presented, the return of the fixed income component of our portfolios was slightly below its benchmark’s return.

Outlook

The Fund continues to have a high quality/low duration fixed income strategy. The average credit quality of its fixed income investments remains in excess of AA as measured by Standard & Poor’s Corporation. Its duration remains below that of its benchmark though the differential narrowed over the course of the period. Given questions of timing issues regarding changes in monetary policy over the immediate term, an opportunistic approach to fixed income investments continues to appear appropriate. However, the likelihood of actions to true up the Fund’s duration discrepancy is rising.

Our philosophy on equity investment is unaltered: we continue to construct conservative equity portfolios rooted in a value investment orientation. While we continue to identify appropriate equity investments for the Fund, the duration of the current upward move in the stock market intensifies the need for a discriminating eye. As always, all stocks are added to the Fund only after thorough fundamental analysis designed to identify investments to perform regardless of market conditions. Be assured we remain committed to our disciplined opportunistic value approach to buying stocks and utilizing high quality, intermediate-term fixed-income securities to construct our balanced portfolios. Additionally, we are convinced of the appropriateness of our multi-faceted approach to valuing stocks with diversification across both the value spectrum and across economic sectors. We are confident that our approach will produce and sustain long-term investment success since we are consistent in the process of opportunistically buying financially strong companies with a catalyst for growth below intrinsic value.

DEAN INTERNATIONAL FUND

Performance Review

During the twelve month period ended March 31, 2006 the Fund produced a total return of 27.70% compared to a return of 25.69% by the MSCI EAFE Index.

Global equities have enjoyed a good run throughout the twelve-month period driven by the high oil price, liquidity, M&A and speculation. The oil price climbed to new highs last autumn and, despite a small retreat in December, reached new highs again in April with May delivery futures trading at $71.85. Commodity prices also reached new levels driven by the high energy costs and as a hedge against inflation. Despite a slightly inverted US yield curve predicting a US slowdown, the consumer has remained strong not only in the US but also across the world. The Asian consumer particularly has been strong and has been driving local equity markets.

We have outperformed the index through both stock selection and asset allocation. We have been considerably overweighted in Latin America, particularly Brazil, which has been beneficial to the Fund. Natura Cosmeticos and Diagnosticos da America have benefited from the strong growth of consumer power in Brazil; while Petroleo Brasileiro and All America Latina Logistica, a railway transporter geared to the high oil price, have benefited from globally higher energy costs.

With the high interest rate environment, financials have been the highest contributor by sector. Brokers, insurance companies, banks and exchanges have produced strong returns across the board. Brokers such as Nikko Cordial and Matsui Securities have been some of our top performers throughout the period. We have almost no utilities in the portfolio, due to the high interest rate environment.

With such a high oil price we have been overweighted in the oil & gas sector over the period, and this has been a key driver of the Fund’s outperformance. Although refining margins have expanded, the best value is to be found in reserve assets as large integrated oils are having trouble replacing their reserve base. Also, one must remain aware of the way geopolitical risks have increased dramatically. Bolivia has annexed its oil and gas fields and rebels in Nigeria have heightened the difficulties in getting oil out of the ground and transported to a refinery. Lukoil, Statoil, Petroleo Brasileiro and BP, whose assets are in safer areas such as North America, have been our biggest holdings and have continued to perform throughout the year.

With the start of monetary tightening conditions on the horizon in Japan, our belief in the Japanese reflation story and recovery continues, and some of our biggest bets have performed well.

Thailand, Korea and Taiwan currently offer the best-valued and most robust growth in the Asian market. Many of our top-performing stocks have come from these growth stories. In Thailand, the Bank of Ayudhya has grown by over 50%. In Korea, both KT&G, the tobacco company, and Samsung Heavy Industries have been key contributors.

Outlook

The environment for global growth remains remarkably supportive of equity markets. Evidence from the rest of the world indicates that economic growth is increasingly driven by domestic demand, rather than solely relying on (ultimately what is largely US-led) external demand. The combination of global competitive pressures and productivity gains mean that although commodity prices continue to rise at a significant pace, there is no evidence of inflationary pressure that would be a concern to central banks.

Although inflation remains contained, the key change in the last quarter has been in expectations for monetary policy. Almost universally, central bankers are indicating a greater willingness to tighten policy, and this shift has been taken negatively by bond markets.

However, attention is not focused solely on the US. Instead, the spotlight is on Japan, as the Bank of Japan moved to tighten monetary conditions for the first time since August 2000. This reflects the Bank of Japan’s desire to reduce the excess liquidity that it has pumped into the banking system since March 2001. Given that this injection of money was intended to minimize the risk of a repeat of the 1997 banking crisis, the clearly improved health of the Japanese banks supports such a shift. With the health of the corporate sector having similarly improved, the recovery in domestic demand is looking increasingly sustainable. This was demonstrated in the recent Tankan survey of business sentiment in which manufacturers reported a shortage of labor for the first time since the early 1990s. Further expansion is likely to require rising employment levels, underpinning households’ ability to raise spending.

Activity indicators also suggest that the recovery in the Eurozone is gathering pace domestically. The most marked pick-up comes from Germany where the IFO survey (Information and Forschung survey is a business confidence survey) has rallied strongly in the last six months, now indicating the best business conditions since the post-reunification boom of the early 1990s. While the improvement in other Eurozone economies is less extreme, the better general tone and continued strong economic growth have raised the possibility of further interest rate hikes.

Developing economies continue to demonstrate robust growth. The positive fundamentals of these economies were reflected in the plans announced by Brazil and Mexico, among others, to pay down (fully in the case of Brazil) the Brady bond debt that was issued in the wake of the financial crises in the 1990s. While there are a few signs of a political backlash against the ‘market friendly’ financial and economic prudence that has delivered this strong economic position, as yet there is no evidence of a significant change that would undermine the medium-term growth prospects for emerging economies as a whole.

The risks to what remains a favorable outlook (other than an external shock such as an outbreak of a bird flu pandemic or a geopolitical event emanating from tensions in the Middle East) continue to reside in the US. Despite the remarkable resilience of the spending habits of the US consumer, as the Federal Reserve continues to raise interest rates these spending habits are facing increasing pressure.

In bond markets, whether the flatness of the yield curve is fulfilling its traditional role of indicating tight monetary conditions is likely to be key to the continued benign equity backdrop. Certainly, the new chairman of the Federal Reserve does not view current bond market conditions as a threat. His views laid out in a speech to the Economics Club of New York on March 20, 2006, suggest he considers the distortions to the long end of the bond market to be such that monetary policy should be tighter than would otherwise be the case. The coming quarters are likely to see the sustainability of US consumer spending tested.

ABOUT DEAN LARGE CAP FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period October 1, 2005 to March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dean Large Cap Value Fund – Class A	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,069.42	$9.52
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.27

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dean Large Cap Value Fund – Class C	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,065.66	$13.43
Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	$13.08

*Expenses are equal to the Fund’s annualized expense ratio of 2.60% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

ABOUT DEAN SMALL CAP VALUE FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period October 1, 2005 to March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dean Small Cap Value Fund – Class A	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 - March 31, 2006
Actual	$1,000.00	$1,121.19	$9.76
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.27

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dean Small Cap Value Fund – Class C	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 - March 31, 2006
Actual	$1,000.00	$1,117.26	$13.76
Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	$13.08

*Expenses are equal to the Fund’s annualized expense ratio of 2.60% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

ABOUT DEAN BALANCED FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period October 1, 2005 to March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dean Balanced Fund – Class A	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,049.16	$9.43
Hypothetical (5% return before expenses)	$1,000.00	$1,015.73	$9.27

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% for Class A, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dean Balanced Fund – Class C	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,045.60	$13.30
Hypothetical (5% return before expenses)	$1,000.00	$1,011.93	$13.08

*Expenses are equal to the Fund’s annualized expense ratio of 2.60% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

1As a percent of total investments.

ABOUT DEAN INTERNATIONAL FUND’S EXPENSES – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period October 1, 2005 to March 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dean International Fund – Class A	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,144.14	$11.26
Hypothetical (5% return before expenses)	$1,000.00	$1,014.43	$10.58

*Expenses are equal to the Fund’s annualized expense ratio of 2.10% for Class A, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

Dean International Fund – Class C	Beginning Account Value October 1, 2005	Ending Account Value March 31, 2006	Expenses Paid During Period* October 1, 2005 – March 31, 2006
Actual	$1,000.00	$1,139.89	$15.19
Hypothetical (5% return before expenses)	$1,000.00	$1,010.73	$14.28

*Expenses are equal to the Fund’s annualized expense ratio of 2.85% for Class C, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period).

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 98.63% - continued	Value
	Retail-Lumber & Other Building Materials Dealers - 2.60%	
5,200	Home Depot, Inc.	$ 219,960
	Retail-Variety Stores - 1.84%	
3,300	Wal-Mart Stores, Inc.	155,892
	Rolling, Drawing & Extruding of Nonferrous Metals - 1.55%	
4,300	Alcoa, Inc.	131,408
	Semiconductors & Related Devices - 4.36%	
9,000	Applied Materials, Inc.	157,590
21,000	Taiwan Semiconductor Manufacturing Co., LTD. ADR (a)	211,260
		368,850
	Services-Motion Picture & Video Tape Production - 1.79%	
9,000	Time Warner, Inc.	151,110
	Services-Prepackaged Software - 2.44%	
7,600	Microsoft Corp.	206,796
	State Commercial Banks - 4.08%	
7,600	North Fork Bancorporation, Inc.	219,108
2,400	Northern Trust Corp.	126,000
		345,108
	Telephone Broadcasting Stations - 1.26%	
4,450	CBS Corp. Cl B	106,711
	Wholesale-Professional & Commercial Equipment & Supplies - 2.09%	
2,600	Fisher Scientific International, Inc. *	176,930
	TOTAL COMMON STOCKS (Cost $7,721,670)	8,344,043
	MONEY MARKET SECURITIES - 1.45%	
122,603	First American Treasury Obligation Fund, Class A	122,603
	TOTAL MONEY MARKET SECURITIES (Cost $122,603)	122,603
	TOTAL INVESTMENTS (Cost $7,844,273) - 100.08%	8,466,646
	Liabilities in excess of other assets - (0.08)%	(6,646)
	TOTAL NET ASSETS - 100.00%	$ 8,460,000

* Non-income producing securities.
(a) American Depositary Receipt - A negotiable certificate issued by a U.S. bank representing a specific number of shares of a foreign stock traded on a U.S. exchange.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 99.13% - continued	Value
	Leisure Durables & Toys - 1.07%	
12,000	Callaway Golf, Inc.	$ 206,400
	Miscellaneous Chemical Products - 2.07%	
29,000	Hercules, Inc. *	400,200
	Miscellaneous Plastics Products - 1.86%	
15,000	Spartech Corp.	360,000
	Motor Vehicle Parts & Accessories - 2.92%	
17,000	Gentex Corp.	296,820
20,000	Monaco Coach Corp.	268,000
		564,820
	National Commercial Banks - 2.91%	
5,300	First Community Bancorp	305,598
10,000	Susquehanna Bancshares, Inc.	257,700
		563,298
	Natural Gas & Transmission & Distribution - 1.75%	
10,500	Oneok, Inc.	338,625
	Office Machines - 1.90%	
16,000	Nam Tai Electronics, Inc. *	366,560
	Oil & Gas Field Machinery & Equipment - 1.15%	
8,000	Gulfmark Offshore, Inc. *	222,400
	Orthopedic, Prostetic & Surgical Appliances - 1.96%	
6,500	Armor Holdings, Inc. *	378,885
	Paper Mills - 1.90%	
20,000	Glatfelter	366,600
	Paperboard Containers & Boxes - 1.13%	
3,200	Greif, Inc.	218,944
	Perfumes, Cosmetics & Other Toilet Preparations - 1.33%	
11,000	Elizabeth Arden, Inc. *	256,520
	Pharmaceutical Preparations - 6.20%	
7,000	Alpharma, Inc.	187,740
19,000	Andrx Corp. *	451,060
7,500	Chattem, Inc. *	282,375
20,000	Taro Pharmaceutical Industries *	278,800
		1,199,975

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 99.13% - continued	Value
	Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.98%	
41,000	PolyOne Corp. *	$ 382,120
	Radio Broadcasting Stations - 1.32%	
23,000	Citadel Broadcasting Corp. *	255,070
	Radio & TV Broadcasting & Communications - 4.63%	
9,000	Comtech Telecommunications Corp. *	262,530
11,000	DSP Group, Inc. *	319,110
25,000	SpectraLink Corp.	313,750
		895,390
	Retail-Apparel & Accessory Stores - 1.38%	
12,000	Pacific Sunwear of California, Inc. *	265,920
	Retail-Eating Places - 1.46%	
6,000	Red Robin Gourmet Burgers, Inc. *	283,200
	Retail-Grocery Stores - 3.27%	
4,400	Arden Group, Inc.	408,892
5,000	Weis Markets, Inc.	222,850
		631,742
	Retail-Miscellaneous Shopping Goods Stores - 1.23%	
6,000	Dick's Sporting Goods, Inc. *	238,020
	Retail-Variety Stores - 1.17%	
17,000	Fred's, Inc.	225,420
	Retail-Women's Clothing Stores - 1.32%	
9,500	Talbots, Inc.	255,265
	Rolling, Drawing & Extruding of Nonferrous Metals - 1.23%	
15,000	Tredegar Corp.	238,650
	Savings Institution, Federally Chartered - 1.96%	
14,000	BankUnited Financial Corp.	378,560
	Semiconductors & Related Devices - 6.90%	
23,000	Aeroflex, Inc. *	315,790
20,000	Exar Corp. *	285,600
17,000	Integrated Device Technology, Inc. *	252,620
14,000	Photronics, Inc. *	262,640
10,000	Zoran Corp. *	218,800
		1,335,450
	Services-Computer Programming Service - 1.49%	
20,000	JDA Software Group *	288,800
	Services-Motion Picture Theaters - 1.50%	
12,000	Carmike Cinemas, Inc.	289,560

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2006

Shares	COMMON STOCKS - 64.41%	Value
	Air Courier Services - 1.39%	
1,000	FedEx Corp.	$ 112,940
	Auto Controls For Regulating Residential and Commercial Environments - 2.00%	
3,800	Honeywell International, Inc.	162,526
	Bottled & Canned Soft Drinks & Carbonated Waters - 0.89%	
1,800	Cadbury Schweppes Public LTD., Co. ADR (a)	72,000
	Cable & Other Pay Television Services - 3.71%	
2,800	Cablevision Systems Corp. *	74,760
5,900	Comcast Corp. *	154,344
1,850	Viacom, Inc., Class B *	71,780
		300,884
	Computer & Office Equipment - 0.89%	
875	International Business Machines Corp.	72,161
	Drilling Oil & Gas Wells - 3.22%	
1,300	Noble Corp.	105,430
3,400	Weatherford International *	155,550
		260,980
	Electronic Connectors - 1.21%	
2,200	TXU Corp.	98,472
	Electronic Computers - 0.92%	
2,500	Dell, Inc. *	74,400
	Electronic & Other Electrical Equipment - 2.98%	
4,000	General Electric Co.	139,120
4,000	Groupe Danone ADR (a)	102,520
		241,640
	Fire, Marine & Casualty Insurance - 2.36%	
2,900	American International Group, Inc.	191,661
	Insurance Agents, Brokers & Services - 3.24%	
5,000	Marsh & McLennan Companies, Inc.	146,800
2,400	Metlife, Inc.	116,088
		262,888
	Motor Vehicles & Passenger Car Bodies - 3.22%	
4,200	Honda Motor Co., LTD. ADR (a)	130,032
1,200	Toyota Motor Corp. ADR (a)	130,680
		260,712
	National Commercial Banks - 6.31%	
4,350	JPMorgan Chase & Co.	181,134
1,900	SunTrust Banks, Inc.	138,244
3,000	US Bancorp	91,500
1,800	Wachovia Corp.	100,890
		511,768

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 64.41% - continued	Value
	Petroleum Refining - 2.54%	
1,700	Chevron Corp.	$ 98,549
1,700	ConocoPhillips	107,355
		205,904
	Pharmaceutical Preparations - 4.28%	
1,300	Novartis AG ADR (a)	72,072
6,400	Pfizer, Inc.	159,488
2,800	Teva Pharmaceutical Industries LTD. ADR (a)	115,304
		346,864
	Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.15%	
2,300	Dow Chemical Co.	93,380
	Radio & TV Broadcasting & Communication Equipment - 2.55%	
9,000	Motorola, Inc.	206,190
	Radiotelephone Communications - 1.28%	
1,600	Alltel Corp.	103,600
	Railroads, Line-Hauling - 2.27%	
3,400	Norfolk Southern	183,838
	Retail-Department Stores - 1.17%	
1,300	Federated Department Stores	94,900
	Retail-Drug Stores & Proprietary Stores - 1.18%	
3,200	CVS Corp.	95,584
	Retail-Grocery Stores - 3.12%	
5,000	Kroger Co. *	101,800
6,000	Safeway, Inc.	150,720
		252,520
	Retail-Lumber & Other Building Materials Dealers - 1.46%	
2,800	Home Depot, Inc.	118,440
	Retail-Variety Stores - 1.11%	
1,900	Wal-Mart Stores, Inc.	89,756
	Rolling Drawing & Extruding of Nonferrous Metals - 0.94%	
2,500	Alcoa, Inc.	76,400
	Semiconductors & Related Devices - 2.68%	
5,500	Applied Materials, Inc.	96,305
12,000	Taiwan Semiconductor Manufacturing Co., LTD. ADR (a)	120,720
		217,025
	Services-Motion Picture & Video Tape Production - 1.12%	
5,400	Time Warner, Inc.	90,666
	Services-Prepackaged Software - 1.44%	
4,300	Microsoft Corp.	117,003

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
March 31, 2006

Shares	COMMON STOCKS - 95.53%	Value
	Australia - 0.50%	
14,300	ABC Learning Centres LTD *	$ 84,939
	Belgium - 1.04%	
1,643	KBC Bankverzekeringsholding *	176,171
	Brazil - 7.27%	
5,310	All America Latina Logist-PR	330,205
4,219	Brasil Telecom Participacoes S.A. ADR (a)	153,107
5,990	Diagnosticos Da America S.A. *	153,710
2,900	Gafisa S.A.	30,862
18,500	Natura Cosmeticos S.A.	219,041
4,269	Petroleo Brasileiros ADR (a) *	340,880
		1,227,805
	Canada - 5.70%	
2,490	Canadian Pacific Railway LTD	124,351
3,350	Encana Corp.	156,502
6,471	Goldcorp, Inc.	189,537
47,021	Oncolytics Biotech, Inc. *	243,851
2,829	Petro-Canada	134,296
2,165	Tailsman Energy, Inc.	115,098
		963,635
	France - 7.15%	
2,731	Accor S.A.	157,223
8,900	Alcatel Alsthom CIE	137,544
7,121	AXA	249,575
1,761	Sanofi-Synthelabo *	167,298
1,286	Societe Generale *	193,141
10,378	Stmicroelectronics N.V. *	191,660
419	Total Fina Elf S.A. *	110,391
		1,206,832
	Germany - 12.09%	
1,332	Allianz AG	222,360
1,174	Celesio AG *	110,637
9,150	Comdirect Bank AG	112,617
2,996	DaimlerChrysler AG *	171,899
2,019	Deutsche Boerse AG *	290,792
2,236	Deutsche Postbank AG	162,119
4,228	Deutsche Post AG	105,559
490	Deutsche Wohnen AG *	155,664
1,787	Henkel KGAA Non-VTG	208,783
5,699	MLP AG *	139,044
3,640	Praktiker Bau-Und Heimwerk A *	106,165
1,361	Siemens AG	126,712
4,330	Tipp24 AG *	129,434
		2,041,785

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 95.53% - continued	Value
	Ireland - 1.07%	
7,548	Irish Life & Permanent PLC.	$ 180,867
	Italy - 1.42%	
78,650	Alitalia *	109,461
17,928	Unicredito Italiano S.p.A.	129,421
		238,882
	Japan - 16.93%	
76	Fuji Television Network, Inc. *	189,372
1,300	Hakuhodo Dy Holdings	108,526
65	Japan Tobacco, Inc. *	228,070
16,000	Keihin Elec Express Railway *	130,859
18,400	Matsui Securities Co., Ltd.	254,503
7,000	Mitsubishi Corp. *	158,997
29	Mitsubishi UFJ Financial Group	442,410
16,000	Nikko Cordial Corp. *	264,429
21,000	Nippon Express Co. LTD *	118,891
16,000	Nissan Motor Co.	189,575
2,600	Takeda Pharmaceutical Co. LTD *	147,860
7,000	Toyota Motor Corp. *	381,473
12,000	Yamato Transport Co. *	245,106
		2,860,071
	Malaysia - 0.83%	
87,600	Bursa Malaysia BHD	140,327
	Mexico - 1.49%	
1,759	Cemex SA Sponsored ADR (a)	114,828
3,882	Desarrikkadora Homex	137,151
		251,979
	Netherlands - 2.76%	
7,517	ASML Holding N.V. *	153,288
3,726	ING Groep N.V.-CVA *	147,002
4,935	Philips Electronics *	166,570
		466,860
	Norway - 4.07%	
2,247	Norsk Hydro A.S.A. *	310,880
7,873	Statoil A.S.A. *	226,729
9,539	Stolt Offshore Com	149,708
		687,317
	Russia - 2.31%	
7,917	Sistema JSFC GRD	193,175
2,373	LUKOIL ADR (a)	197,434
		390,609

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS - continued
March 31, 2006

Shares	COMMON STOCKS - 95.53% - continued	Value
	Singapore - 1.73%	
13,000	Singapore Airlines Ltd. *	$ 112,471
243,000	Singapore Post Ltd.	180,200
		292,671
	South Korea - 3.23%	
4,742	KT&G Corp. - 144A GDR (b)	133,724
3,290	KT&G Corp.	185,552
694	Samsung Electronic - 144A GDR (b)	226,765
		546,041
	Sweden - 1.83%	
41,798	Ericsson LM *	158,746
8,256	Investor AB *	149,893
		308,639
	Switzerland - 5.05%	
396	Nestlé S.A.	117,264
4,988	Novartis AG	276,708
783	Roche Holding AG Genusscheine	116,291
3,132	UBS AG	343,180
		853,443
	Thailand - 2.75%	
449,200	Bank of Ayudhya Public Company *	211,347
36,100	Banpu PLC *	138,293
69,200	Siam Commercial Bank	114,755
		464,395
	United Kingdom - 16.31%	
3,020	Anglo American PLC	116,190
18,933	Barclays PLC	221,186
17,626	BHP Billiton PLC *	321,487
37,186	BP PLC	426,365
4,477	British American Tobacco PLC *	108,256
87,244	Cable & Wireless PLC	165,332
6,498	GlaxoSmithKline PLC	169,636
20,570	HSBC Holdings	344,320
24,904	Icap PLC *	193,314
70,222	Old Mutual PLC *	245,138
16,160	Prudential PLC	187,108
6,792	Standard Chartered PLC *	168,710
41,929	Vodafone Group PLC *	87,640
		2,754,682
	TOTAL COMMON STOCKS (Cost $12,381,205)	$ 16,137,950

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

1. Organization

The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund (individually, the “Fund”, collectively, the “Funds”). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Fund) were purchased at $10.00 per share. The International Fund was capitalized on October 13, 1997, when the initial shares of the International Fund were purchased at $10.00 per share.

The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

The International Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution and service fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution and service fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund’s investment portfolio and has the same rights, except that (i) Class C shares may bear the expenses of higher distribution and service fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and iv) each class has different exchange privileges.

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties as officers and Trustees of the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – Portfolio securities are valued as follows: (1) securities that are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price; (2) securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (3) securities traded in the over-the-counter market that are not quoted by NASDAQ, are valued at the last sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities; (4) securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market; (5) U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities; (6) securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange; (7) short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost; and (8) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

If trading in a stock is halted and does not resume before a Fund calculates its net asset value, the Fund may value the security at its fair value. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s net asset value by short-term traders. If an event that may change the value of a security held in a Fund’s portfolio occurs after the closing of the applicable market, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the market quotation and may affect the calculation of the Fund’s net asset value.

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

Share valuation – On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares is determined as of the close of the regular session of trading on the New York Stock Exchange, generally 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by 2480 Securities, LLC (the Underwriter) to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized using the effective interest method.

Distributions to shareholders – The Balanced Fund distributes substantially all of its net investment income, if any, on a quarterly basis. Each of the Large Cap Value Fund, Small Cap Value Fund and International Fund distribute substantially all of its net investment income, if any, on an annual basis. In addition, each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

Investment transactions – Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in subchapter M of the Internal Revenue Code of 1986, as amended and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of March 31, 2006, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

During the year ended March 31, 2006, the Large Cap Value Fund utilized capital loss carryforwards of $894,601; the Balanced Fund utilized capital loss carryforwards of $565,123; and the International Fund utilized capital loss carryforwards of $1,626,629.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2006:

3. Distribution to Shareholders

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These “book/tax” differences are either temporary or permanent in nature and are primarily due to wash sales and the treatment of foreign currency transactions. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

The Large Cap Value Fund

There were no distributions for the Large Cap Value Fund for the fiscal years ended March 31, 2006 and 2005.

The Small Cap Value Fund

On December 29, 2005, the Fund paid capital gains distributions totaling $0.846294 for Class A and Class C shares to shareholders of record as of December 28, 2005.

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

The tax of character of distributions paid during fiscal years 2006 and 2005 was as follows:

The Balanced Fund

On March 31, 2006, an income distribution of $0.0225 per share was paid to Class A shareholders of record as of March 30, 2006. On December 29, 2005, an income distribution of $0.0137 per share was paid to Class A shareholders of record as of December 28, 2005. On September 30, 2005 an income distribution of $0.0179 per share was paid to Class A shareholders of record as of September 29, 2005. On June 30, 2005, an income distribution of $0.0129 per share was paid to Class A shareholders of record as of June 29, 2005.

The tax character of distributions paid during fiscal years 2006 and 2005 was as follows:

The International Fund

On December 29, 2005, an income distribution of $0.0385 per share was paid to Class A shareholders of record as of December 28, 2005. On December 29, 2005 an income distribution of $0.0624 per share was paid to Class C shareholders of record as of December 28, 2005.

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

The tax character of distributions paid during fiscal year 2006 and 2005 was as follows:

4. Transactions with Affiliates and Related Parties

Certain officers of the Trust are also officers or employees of Dean Investment Associates, LLC (formerly C.H. Dean & Associates, Inc.) (the Adviser) or of Unified Fund Services, Inc. (UFS), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Fund. As of March 31, 2006, the Advisor was owed $1,812, $12,262, $1,258 and $11,884 from the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund and the International Fund, respectively.

Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund’s average daily net assets. Boston Safe Deposit and Trust Company, the custodian for the International Fund, and Newton Capital are affiliated by common ownership.

Pursuant to an Expense Limitation Agreement between the Adviser and the Trust, the Adviser waived a portion of its advisory fees for each Fund to the extent that the Fund’s operating expenses exceeded the applicable operating expense limit amount during the fiscal year ended March 31, 2006. There is no obligation for the Trust to repay the amounts of the advisory fees waived. The Adviser waived fees of $75,959 for the Large Cap Value Fund, $59,419 for the Small Cap Value Fund, $77,635 for the Balanced Fund, and $102,522 for the International Fund during the fiscal year ended March 31, 2006. The operating expense limit with respect to each class of each Fund is based on a percentage of the average daily net assets of each class of each Fund as follows:

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

ADMINISTRATION AGREEMENT

Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder’s account, answers shareholder inquires concerning accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee of $1.30 per active shareholder account, subject to a $2,000 minimum monthly fee for each Fund. The Trust also receives a 50% discount for a share class with assets up to $2 million and 25% for a share class with assets between $2 and $5 million. There is no discount for a share class with assets over $5 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund’s portfolio securities.

UNDERWRITING AGREEMENT

2480 Securities, LLC, an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $108, $80,$0, and $4 fees, from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Fund, respectively, during the year ended March 31, 2006.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of a Fund’s Class A shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund’s average daily net assets attributable to such shares. For the fiscal year ended March 31, 2006, Class A shares of each Fund did not incur any distribution expenses.

The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter, dealers and other organizations in an amount not to exceed 0.25% per year of each Fund’s average daily net assets attributable to Class C shares for certain account maintenance and service fees. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per year of each Fund’s average daily net assets attributable to Class C shares for

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

certain distribution-related expenses incurred in the distribution and promotion of the Fund’s Class C shares. For the fiscal year ended March 31, 2006, Class C shares of each Fund did not incur any expenses under the Class C Plan.

5. Investment Transactions

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2006:

6. Foreign Currency Translation

With respect to the International Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Reported net realized foreign exchange gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7. Risk Associated with Foreign Securities

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8. Forward Foreign Currency Exchange Contracts

The International Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to

DEAN FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2006

changes in foreign currency exchange rates. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund’s Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund’s statement of assets and liabilities.

As of March 31, 2006, the International Fund had forward foreign currency exchange contracts outstanding as follows:

USD – U.S. Dollar	GBP – Great Britain Pound	SEK – Swedish Krona	NOR – Norwegian Krone	SGD – Singapore Dollar

CHF – Swiss Franc

Report of Independent Registered Public Accounting Firms

To the Board of Trustees and Shareholders

of Dean Family of Funds

We have audited the accompanying statements of assets and liabilities of Dean Family of Funds comprising Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Fund (collectively referred to as, the “Funds”), including the schedules of investments, as of March 31, 2006, and the related statements of operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dean Family of Funds at March 31, 2006, the results of its operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

May 16, 2006

DEAN FAMILY OF FUNDS

OTHER INFORMATION (Unaudited)

March 31, 2006

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30, are available, without charge, upon request by calling 1-800-327-3656 or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

A complete schedule of portfolio holdings for the Funds will be filed with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER INFORMATION (Unaudited)

The following table sets forth information concerning the Trustees and officers of the Funds, including their addresses and principal business experience for the past five years.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available, without charge, upon request. You may call toll free (888) 899-8343 to request a copy of the SAI or make shareholder inquiries.

| **Name, Address and Age** | **Position(s) Held with Fund** | **Term of Office and Length of Time Served** | **Principal Occupation(s) During Past 5 Years** | **Number of Portfolios in Fund Complex Overseen by Trustee** | **Other Directorships held by Trustee** |
|---|---|---|---|---|---|
| **Independent Trustees** | | | | | |
| Sam B. Gould<br>Dean Family of Funds<br>2480 Kettering Tower<br>Dayton, Ohio 45423-2480<br>Age: 63 | Trustee | Indefinite;<br>Since 1998 | Dean Emeritus of the University of Dayton School of Business Administration | 4 | None. |
| Frank J. Perez<br>KMCN<br>3533 Southern Blvd.<br>Kettering, Ohio 45429<br>Age: 62 | Trustee | Indefinite;<br>Since 1997 | President and Chief Executive Officer of Kettering Adventist HealthCare | 4 | None. |
| Gilbert P. Williamson<br>825 Michaels Road,<br>Tipp City, Ohio 45371<br>Age: 69 | Trustee | Indefinite;<br>Since 1997 | Retired. Previously served as director of Tarantella, Inc., formerly The Santa Cruise Operations, Inc. (a software company), Director of The French Oil Mill Machinery Company, (a manufacturing company of heavy duty machinery), and Director of Fifth-Third Bank of Western Ohio formerly CitFed | 4 | None. |
| David H. Ponitz<br>Dean Family of Funds<br>2480 Kettering Tower<br>Dayton, Ohio 45423-2480<br>Age: 75 | Trustee | Indefinite;<br>Since 1997 | President Emeritus of Sinclair Community College and Higher Education Consultant | 4 | Dayton Division Advisory Board-Unizan Bank |

RENEWAL & APPROVAL OF MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees (the Board or the Trustees) held on March 31, 2006 (the Meeting), the Trustees considered the continuance of the advisory agreements with the Adviser with respect to the Funds and the continuance of the sub-advisory agreement with Newton Capital with respect to the Dean International Fund (the International Fund). None of the Trustees is an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any party to the advisory agreements with the Adviser or any party to the sub-advisory agreement with Newton Capital. After considering the factors discussed below and making the determinations set forth below, the Board concluded that the overall compensation received by the Adviser and Newton Capital, respectively, was reasonable in light of the services provided and determined that the continuation of each advisory agreement was in the best interests of the relevant Fund and its shareholders and that the continuation of the sub-advisory agreement was in the best interests of the International Fund and its shareholders.

As part of the Board’s consideration of these matters, the Trustees took into account the information that they had received through meetings with and reports from the Adviser’s senior management and portfolio managers during the preceding year and over the course of their tenure on the Board as well as information included in the materials provided to the Trustees in connection with the Meeting. The Board’s determinations were based on its consideration of the totality of information available to the Trustees. Individual Trustees may have evaluated the information differently or given different weight to various factors.

ADVISER’S PORTFOLIO MANAGEMENT. The Trustees evaluated the nature, extent and quality of the portfolio management services provided by the Adviser to Dean Large Cap Value Fund, Dean Small Cap Value Fund and Dean Balanced Fund (each, a Domestic Fund and together, the Domestic Funds). The Board considered the Adviser’s portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services to the Funds, the scope and quality of the in-house research capabilities of the Adviser, and other resources that the Adviser dedicates to performing its portfolio management services. The Board concluded that the portfolio managers are knowledgeable about and experienced in managing portfolios such as those of the Funds and found that the Advisor devoted adequate resources to managing the Funds.

The Trustees reviewed both short-term and long-term investment performance of the Class A shares of each of the Domestic Funds. The Board considered the performance of each Domestic Fund (measured by total return) for each of the last five calendar years (each a “Calendar Year” and together the “Calendar Years”) and the one, three and five year periods ended December 31, 2005 and March 23, 2006 (each a “Rolling Period” and together the “Rolling Periods”). The Board also considered comparisons of each Domestic Fund’s performance for each Calendar Year and each Rolling Period to the performance of the applicable benchmark and the performance of funds in applicable peer groups. These comparisons assisted the Board in evaluating the quality of the portfolio management services provided by the Adviser and the performance of each Domestic Fund.

Dean Large Cap Value Fund’s performance for the three-year Rolling Periods was comparable to that of its benchmark. Its performance for these periods was slightly below the top quartile performance for its peer groups. The Fund’s performance for the one-year Rolling Periods lagged both its benchmark and its peer groups. Dean Balanced Fund’s performance for the three-year Rolling Periods exceeded the performance of its benchmark and the Fund was ranked in the first quartile for the three-year Rolling Periods in comparison to its peer groups. Although the Fund’s performance for the one-year Rolling Periods lagged both its benchmark and its peer groups, its total return for these periods was comparable to that of its benchmark and its peer groups. Overall, the performance of both the Dean Large Cap Value Fund and the Dean Balanced Fund has improved and reflects changes that the Advisor made to its portfolio management team and its investment process.

Dean Small Cap Value Fund had competitive positive returns for each of the Rolling Periods and for four of the Calendar Years, including double-digit returns for the three and five year Rolling Periods. Although the Fund’s performance generally lagged its benchmark and it was ranked below the median in comparison to its peer groups, its absolute total return for each Rolling Period was consistent with its benchmark.

The Trustees considered the performance of the Domestic Funds relative to benchmarks and peer groups during the applicable periods in light of previous steps that the Adviser had undertaken to improve in its investment process. The Board recognized that the size and structure of the Funds, which are an impediment to lower expenses, negatively impacted the performance of each Domestic Fund and considered the steps that the Adviser had taken, and future steps that it had committed to take, to address this issue, including extending the term of the current expense limitation agreement through July 31, 2007.

NEWTON CAPITAL’S PORTFOLIO MANAGEMENT. The Board evaluated the nature, extent, and quality of the services provided by Newton Capital to the International Fund. The Board considered Newton Capital’s portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services to the International Fund, the scope and quality of the in-house research capabilities of Newton Capital, and other resources that it dedicates to performing its portfolio management services. The Board concluded that the portfolio management and administrative personnel of Newton Capital are knowledgeable and experienced in the investment advisory industry and in managing portfolios such as those of the International Fund and found that Newton Capital devoted adequate resources to managing the International Fund.

The Trustees reviewed the short- and long-term performance of the Class A shares of the International Fund. The Board considered the performance of the International Fund (measured by total return) for each Calendar Year and each Rolling Period and corresponding comparisons of the Fund’s performance to the performance of its benchmark and funds in applicable peer groups. These comparisons assisted the Board in evaluating the quality of the portfolio management services provided by Newton Capital and the performance of the International Fund. The International Fund’s performance for each Calendar Year and each Rolling Period was consistent with or better than its benchmark. The Fund was ranked in the second quartile in comparison to its Morningstar peer group for the one year Rolling Periods and in the top quartile by Morningstar for the three and five year Rolling Periods.

ADVISER’S OTHER SERVICES. The Trustees evaluated the nature, extent and quality of the other services that the Adviser provides to the Funds. Based on the Board’s interaction with the Adviser’s staff, the Board concluded that senior management is knowledgeable about and experienced in the investment advisory industry. The Trustees determined that the quality of the administrative and other services performed by the Adviser, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, is adequate to ensure compliance with securities laws and regulations and satisfactory operations of the Trust.

OTHER BENEFITS TO THE ADVISER. The Board considered the Adviser’s profits (before allocation of any fixed costs) with respect to the management and operation of the Trust and concluded that any profits are minimal. The Trustees also considered that the Adviser and other businesses in the Dean organization, including the Trust’s principal underwriter, realized little if any benefit from the Trust’s business

FUND EXPENSES AND ECONOMIES OF SCALE. The Board considered rate of the advisory fee paid by each Fund, the terms of the expense limitation agreement with the Adviser, and the expense ratios of the Class A shares of the Funds in comparison to other funds categorized similarly by Morningstar. The Trustees reviewed the median, mean, and range of expense ratios of such other funds at comparable asset levels. This comparative information indicated that the expense ratio of the International Fund was below the median expense ratio of similar funds with assets below $25 million and in line with the corresponding mean. It also indicated that, although the expense ratio for each of the Domestic Funds is above the mean and median expense ratios of similar funds with assets below $25 million, the expense ratio of each Domestic Fund does fall in the middle of the range for the same population. The Board recognized that, as a result of the expense limitation agreement, the effective rate of the advisory fee paid by each Fund was significantly less than the contractual rate set forth in the applicable advisory agreement. It also recognized that the current expense ratios of the Funds are the result of the fixed costs incurred by each Fund and the Fund’s modest level of average net assets over which the fixed costs are spread. The Board concluded that there have not been, and there is little potential for the realization of, economies of scale with respect to the management of any Fund due to the current level of net assets in each of the Funds. Because none of the Funds has achieved economies of scale, the Trustees did not consider whether fee levels reflect economies of scale.

OTHER MATTERS RELATED TO THE ADVISORY AGREEMENTS. The Board took into account the time and attention devoted by senior management to the Trust and portfolio management issues and other accounts managed by the Adviser and found the allocation to be appropriate. The Board considered the services rendered to the Adviser’s separately managed account clients in comparison to the services rendered to the Trust and determined that the allocation of services was also appropriate. The Board recognized that, although fees charged by the Adviser to its other institutional clients may be lower than the fees charged to the Funds, the fees charged by the Adviser to other institutional clients are comparable to the fees charged to each Fund when evaluated net of expense waiver and reimbursement. In addition, the Board concluded that the management fee charged to each Fund was reasonable in comparison to that charged to the Adviser’s other institutional accounts because (1) the Adviser provides administrative services to the Trust that it does not provide to its other institutional clients and (2) the Adviser incurs additional costs and risks in connection with acting as the investment adviser to the Funds due to the regulated nature of the mutual fund industry.

OTHER MATTERS RELATED TO THE SUB-ADVISORY AGREEMENT. The Trustees recognized that the Adviser, not the International Fund, pays the fees under the sub-advisory agreement and that the sub-advisory fees were determined through arms-length negotiation. The Board considered the possible benefits to Newton Capital from non-fund businesses that may benefit from or be related to the International Fund’s business and concluded that they were most likely insignificant. The Board considered the potential conflicts of interest that may arise in the use of the following affiliates of Newton Capital (Newton Affiliates) as service providers and investment vehicles for the International Fund: Boston Safe and Trust as the International Fund’s sub-custodian; Mellon Bank as a broker/dealer for the International Fund’s foreign currency transactions; and Dreyfus money market funds as cash management vehicles. The scope of these relationships was considered by the Board and the Board deemed the benefits of these relationships to be insignificant to Newton Capital and each of the Newton Affiliates due to the relatively small size of the International Fund and the corresponding limited nature of the International Fund’s transactions with each of the Newton Affiliates in relation to its overall business.

**DEAN FAMILY OF FUNDS**
2480 Kettering Tower
Dayton, Ohio 45423

**BOARD OF TRUSTEES**
Dr. Sam B. Gould
Frank J. Perez
Dr. David H. Ponitz
Gilbert P. Williamson

**INVESTMENT ADVISOR**
DEAN INVESTMENT ASSOCIATES LLC
2480 Kettering Tower
Dayton, Ohio 45423

**UNDERWRITER**
2480 SECURITIES LLC
2480 Kettering Tower
Dayton, Ohio 45423

**TRANSFER AGENT**
UNIFIED FUND SERVICES, INC.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-899-8343

**TABLE OF CONTENTS**

Portfolios of Investments:
- Large Cap Value Fund.............2
- Small Cap Value Fund.......... ..4
- Balanced Fund.........................6
- International Fund.................. 9

Financial Statements........…......... 20
Notes to Financial Statements…… 54
Other Information………………...66

This report is not authorized for distribution to prospective shareholders of The Dean Family of Funds unless preceded or accompanied by an effective prospectus.

DEAN INVESTMENT ASSOCIATES

-------------------------------

Dean Family of Funds

**Large Cap Value Fund**

**Small Cap Value Fund**

**Balanced Fund**

**International Fund**

**Annual Report**

March 31, 2006

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)	Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not Applicable

(f)         The Dean Family of Funds Code of Ethics for Principal Executive and Financial Officers is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)        The Audit Committee does not have a financial expert.  The Trustees determined at the March 31, 2004 Board of Trustees Meeting that, although as a group they possess the attributes that an audit committee financial expert must possess pursuant to the SEC rules, no one audit committee member has the requisite experience.  The Board of Trustees also determined that, as a group, they are able to perform the tasks assigned to the Audit Committee and that they would consider adding an audit committee financial expert to the Audit Committee if future developments warrant such action.

Item 4. Principal Accountant Fees and Services.

(e)	(1) Audit Committee’s Pre-Approval Policies

Before an accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the Audit committee. In addition, the Audit Committee has recognized that, after the Board selects an accountant to serve as the registrant’s independent public accountant under Section 32 of the Investment Company Act of 1940 and the rules promulgated thereunder, situations might arise during the year that could require the accountant to provide accounting or tax consultation on short notice and that, despite management’s best efforts to obtain prior approval of the engagement of the accountant to provide such services, it might not be possible for the Audit Committee to meet in a timely fashion to approve the engagement. Accordingly, the Audit Committee pre-approved the engagement of the accountant previously selected by the Board as the registrant’s independent public accountant to provide such additional services to the registrant if management determines that it is appropriate for the accountant to provide such additional services, the fees for such services do not exceed $10,000, and information about the additional services and related fees is provided to the Audit Committee at its next regularly scheduled meeting.

(f) During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Nature of the fees: AIMR verification, review of excise distributions and returns

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders.

During the period covered by this report, there have been no material changes to the procedures by which shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7 (d) (2) (ii) (G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Dean Family of Funds Code of Ethics for Principal Executive and Financial Officers is filed herewith.

(a)(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.